UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05407

Trust for Credit Unions
 (Exact name of registrant as specified in charter)

615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Jay E. Johnson
Callahan Financial Services, Inc.
1001 Connecticut Avenue NW, Suite 1001
Washington, DC 20036
(Name and address of agent for service)

With Copies To:

Michael P. Malloy
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103

Registrant's telephone number, including area code: 1-800-342-5828

Date of fiscal year end: August 31

Date of reporting period: August 31, 2018

Item 1. Reports to Stockholders.

Ultra-Short Duration Government Portfolio
Short Duration Portfolio

Annual Report

August 31, 2018

The reports concerning the Trust for Credit Unions (“TCU” or the “Trust”) Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

TCU files the complete schedule of portfolio holdings of each Portfolio with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

An investment in a TCU Portfolio is not a credit union deposit and is not insured or guaranteed by the National Credit Union Share Insurance Fund, the National Credit Union Administration, or any other government agency.

The TCU Ultra-Short Duration Government Portfolio and the TCU Short Duration Portfolio are not money market funds. Investors in these Portfolios should understand that the net asset values of the Portfolios will fluctuate, which may result in a loss of the principal amount invested. The Portfolios’ net asset values and yields are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolios if held to maturity and not to the value of the Portfolios’ shares. The Portfolios’ investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

Holdings and allocations shown may not be representative of current or future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution unless preceded or accompanied by a current Prospectus. Investors should consider a Portfolio’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing or sending money. The Prospectus contains this and other information about the Portfolios.

Callahan Financial Services, Inc. is the distributor of the TCU Portfolios.

This report is for the information of the shareholders of the Trust. Its use in connection with any offering of shares of the Trust is authorized only in the case of a concurrent or prior delivery of the Trust’s current Prospectus.

Dear Credit Union Shareholders,

The Trust for Credit Unions (“TCU”) celebrated 30 years of delivering value to credit unions in 2018. The credit union industry has undergone tremendous change and growth since our founding. Membership has doubled from 57 million to over 115 million. Assets have increased sevenfold from $192 billion to $1.4 trillion. At $360 billion, the industry’s total investment portfolio today is five times the $66 billion it was in 1988.

TCU continues to evolve as well. Last year we began an investment advisory relationship with ALM First Financial Advisors, LLC (“ALM First”). ALM First brings over 20 years of credit union financial advisory experience to the TCU funds, leveraging insights from their daily interactions with credit union chief financial officers and the financial markets for the benefit of our shareholders. In 2018, U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., subsidiaries of U.S. Bancorp®, were selected by the TCU Trustees to service all back-office operations, including fund and legal administration, fund accounting, transfer agent, and custodial services, for the TCU Portfolios. Established in 1969, U.S. Bancorp Fund Services, LLC provides customer centric services to mutual funds, alternative investment products and ETFs. We believe this new relationship will provide enhanced services and greater efficiencies for our shareholders in the coming years.

Through the first half of 2018, credit union loan growth remained robust at nearly 10% annually while membership growth topped 4% over the past 12 months. Consumers are increasingly turning to credit unions for mortgages, car loans and credit cards. Product usage and average loan and share balances continue to rise, extending a post-Great Recession trend. Share growth has slowed in 2018 to 5.4% annually as the stock market climbs and rising interest rates renew competition for deposits. As a result, at the twelve-month period ended June 30, 2018, the loan to share ratio has hit its highest level since 2008 at 82.9%.

The growth dynamics of the loan and share portfolios has resulted in a shrinking investment portfolio. Investment balances at credit unions are down 3.8% since June 2017. Cash  balances are slightly lower while invested balances have decreased by 4.7% over the past year.

With almost 48% of the investment portfolio maturing in less than one year, credit unions are benefitting from moves by the U.S. Federal Reserve (“the Fed”) to gradually raise the federal funds rate. The Fed raised the target range for the federal funds rate to 2-2¼% at the September 2018 meeting, and the market expects another increase in December. The increase in rates has lifted credit union investment yields to 1.92%, the highest level since 2010.

In the “Investment Advisor’s Discussion and Analysis” on pages 2 and 6, ALM First shares their perspective on the Ultra-Short Duration and Short Duration Portfolios. For the twelve-month period ended August 31, 2018, the cumulative total return of the TCU Shares of the Ultra-Short Duration Government Portfolio was 0.89%. For the twelve-month period ended August 31, 2018, the cumulative total return of the TCU Shares of the Short Duration Portfolio was 0.06%.

For 30 years TCU has benefited from the support of our credit union investors, including those in the Callahan Credit Union Financial Services LLLP partnership. We believe our collaboration with organizations across the credit union system will continue to be an important component of our business model going forward. We appreciate your investment in the Trust for Credit Unions and are always interested to know if there are other ways in which we can help complement your credit union’s investment strategy.

Please visit our website, www.TrustCU.com, for the most current information on the funds, including performance and portfolio holdings.

Sincerely,

Jay E. Johnson
President and Treasurer
Trust for Credit Unions

INVESTMENT ADVISER’S DISCUSSION AND ANALYSIS
TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO

Investment Objective

The TCU Ultra-Short Duration Government Portfolio (“USDGP” or the “Portfolio”) seeks to achieve a high level of current income, consistent with low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. Under normal circumstances, at least 80% of the net assets (measured at the time of purchase) of USDGP will be invested in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. The Portfolio expects that a substantial portion of these securities will be mortgage-related securities. While there will be fluctuations in the net asset value (“NAV”) of the USDGP, the Portfolio is expected to have less interest rate risk and asset value fluctuation than funds investing primarily in longer-term mortgage-backed securities paying a fixed rate of interest. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. USDGP’s maximum duration is equal to that of a Two-Year U.S. Treasury Security, and its target duration is to be no shorter than that of the Six-Month U.S. Treasury Bill Index and no longer than that of the One-Year U.S. Treasury Note Index, each as reported by ICE BofAML.

Portfolio Management Discussion and Analysis

Below, ALM First discusses the Portfolio’s performance and positioning for the Reporting Period.

Q. How did the Portfolio perform during the Reporting Period?

For the twelve-month period ended August 31, 2018, the cumulative total return of USDGP TCU Shares was 0.89% versus a 1.28% cumulative total return of the Portfolio’s blended benchmark, the 9-Month U.S. Treasury Index (weighted average return of the Six-Month U.S. Treasury Bill Index (50%) and the One-Year U.S. Treasury Note Index (50%), as reported by ICE BofAML). The Portfolio’s net asset value (“NAV”) per share at the end of the Reporting Period was $9.40, versus $9.47 on August 31, 2017.

Q. What key factors were responsible for the Portfolio’s performance during the Reporting Period?

During the twelve-month period ended August 31, 2018 the yield curve moved higher by about 100 to 130 basis points through the 5-year point on the curve, while the long-end of the curve only increased by 30 to 75 basis points. The curve flattened by roughly 55 basis points during this period. This significant bear flattening, where the front-end of the yield curve increased more than the long-end of the yield curve, had a major impact on the Portfolio’s performance.

Q. Which fixed income market sectors most significantly affected Portfolio performance?

The rising front-end negatively impacted the portfolio’s longer duration fixed-rate investments such as Agency Mortgage Backed Securities (“MBS”) and Agency Commercial Mortgage Backed Securities (“CMBS”). Additionally, widening credit spreads, which impacted the Portfolio’s bank note allocation, detracted from performance. However, Agency Collateralized Mortgage Obligations (“CMO”) and CMBS floaters were able to help offset some of those declines as their coupons reset higher with the front-end moving up.

Q. Did the Portfolio’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

Since ALM First keeps the duration of the Portfolio aligned with that of the index to avoid taking a position on the direction of interest rates, the Portfolio’s duration neither helped nor hurt its performance. The barbell structure of the Portfolio, with front end exposure coming from floating rate assets, was able to take advantage of higher front-end rates as the coupons on CMO and CMBS floaters reset higher.

Q. Were there any notable changes in the Portfolio’s weightings during the Reporting Period?

No

Q. How was the Portfolio positioned relative to its benchmark index at the end of August 2018?

At the end of the Reporting Period, the Portfolio’s largest allocations were in Agency MBS securities, which the index has no allocation to since the index is made up only of U.S. Treasury securities.

Past performance does not guarantee future results, which may vary.
There is no guarantee that these objectives will be met.
Portfolio holdings and/or allocations shown above are as of the date indicated and may not be representative of future investments. The holdings and/or allocations shown may not represent all of the Portfolio’s investments. Future investments may or may not be profitable.

THIS PAGE LEFT INTENTIONALLY BLANK

PORTFOLIO COMPOSITION—SECTOR ALLOCATION
TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO (Unaudited)

August 31, 2018*

August 31, 2017*

PORTFOLIO COMPOSITION—ISSUER ALLOCATION
TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO (Unaudited)

August 31, 2018*

August 31, 2017*

*
These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities, including cash. Holdings and allocations may not be representative of current or future investments. Holdings and allocations may not include the Portfolio’s entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

INVESTMENT ADVISER’S DISCUSSION AND ANALYSIS
TCU SHORT DURATION PORTFOLIO

Investment Objective

The TCU Short Duration Portfolio (“SDP” or the “Portfolio”) seeks to achieve a high level of current income, consistent with relatively low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. During normal market conditions, SDP intends to invest a substantial portion of its assets in mortgage-related securities, which include privately-issued mortgage-related securities rated, at the time of purchase, in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) and mortgage-related securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Mortgage-related securities held by SDP may include adjustable rate and fixed rate mortgage pass-through securities, collateralized mortgage obligations and other multi-class mortgage-related securities, as well as other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. SDP invests in obligations authorized under the Federal Credit Union Act with a maximum portfolio duration not to exceed that of a Three-Year U.S. Treasury Security and a target duration equal to that of its benchmark, the ICE BofAML Two-Year U.S. Treasury Note Index.

Portfolio Management Discussion and Analysis

Below, ALM First discusses the Portfolio’s performance and positioning for the Reporting Period.

Q. How did the Portfolio perform during the Reporting Period?

The Portfolio’s cumulative total return for the twelve-month period ended August 31, 2018, was 0.06% for the TCU Shares, versus a -0.20% cumulative total return for the ICE BofAML Two-Year U.S. Treasury Note Index. The Portfolio’s net asset value per share closed the Reporting Period at $9.51, versus $9.67 on August 31, 2017.

Q. What key factors were responsible for the Portfolio’s performance during the Reporting Period?

During the twelve-month period ended August 31, 2018 the yield curve moved higher by about 100 to 130 basis points through the 5-year point on the curve, while the long-end of the curve only increased by 30 to 75 basis points. The curve flattened by roughly 55 basis points during this period. This significant bear flattening, where the front-end of the yield curve increased more than the long-end of the yield curve, had a major impact on the Portfolio’s performance.

Q. Which fixed income market sectors most significantly affected Portfolio performance?

Increasing front end rates were a positive for floating rate Collateralized Mortgage Obligations (“CMO”) and Commercial Mortgage Backed Securities (“CMBS”) performance as the coupon reset higher with the move higher. The carry advantage of Mortgage Backed Securities (“MBS”) allowed the asset class to outperform rates over the period.

Q. Did the Portfolio’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

Since ALM First keeps the duration of the Portfolio aligned with that of the index to avoid taking a position on the direction of interest rates, the Portfolio’s duration neither helped nor hurt its performance. The barbell structure of the Portfolio, with front end exposure coming from floating rate assets, was able to take advantage of higher front-end rates as the coupons on CMO and CMBS floaters reset higher.

Q. Were there any notable changes in the Portfolio’s weightings during the Reporting Period?

No

Q. How was the Portfolio positioned at the end of August 2018?

At the end of the Reporting Period, the Portfolio’s largest allocations were in Agency MBS securities, which the index has no allocation to since the index is made up only of U.S. Treasury securities.

Past performance does not guarantee future results, which may vary.
There is no guarantee that these objectives will be met.
Portfolio holdings and/or allocations shown above are as of the date indicated and may not be representative of future investments. The holdings and/or allocations shown may not represent all of the Portfolio’s investments. Future investments may or may not be profitable.

THIS PAGE LEFT INTENTIONALLY BLANK

PORTFOLIO COMPOSITION—SECTOR ALLOCATION
TCU SHORT DURATION PORTFOLIO (Unaudited)

August 31, 2018*

August 31, 2017*

PORTFOLIO COMPOSITION—ISSUER ALLOCATION
TCU SHORT DURATION PORTFOLIO (Unaudited)

August 31, 2018*

August 31, 2017*

*
These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities, including cash. Holdings and allocations may not be representative of current or future investments. Holdings and allocations may not include the Portfolio’s entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

PORTFOLIO COMPARISON
TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO (Unaudited)

In accordance with the requirements of the Securities and Exchange Commission, the following data for the Ultra-Short Duration Government Portfolio is supplied for the period ended August 31, 2018. The Portfolio is compared to its benchmarks assuming the following initial investment:

	Initial
Portfolio	Investment	Compare to:
Ultra-Short Duration	$10,000	Bloomberg Barclays Mutual Fund Short (1-2 year) Government
Government (“USDGP”)		Index (“1-2 Gov’t Index”); ICE BofAML One-Year
		U.S. Treasury Note Index (“1-Year T-Note”); ICE BofAML
		6-Month U.S. Treasury Bill Index (“6-Month T-Bill”).

Ultra-Short Duration Government Portfolio’s TCU Shares 10 Year Performance

	Average Annual Total Return
	One Year	Five Year	Ten Year	Since Inception
TCU Shares	0.89%	0.40%	0.80%	2.69%(a)
Investor Shares	0.86%	0.37%	—	0.28%(b)

(a)	The Ultra-Short Duration Government Portfolio’s TCU Shares commenced operations on July 10, 1991.
(b)	The Ultra-Short Duration Government Portfolio’s Investor Shares commenced operations on November 30, 2012.

The Bloomberg Barclays Mutual Fund Short (1-2 Year) Government Index, the ICE BofAML Six-Month U.S. Treasury Bill Index and the ICE BofAML One-Year U.S. Treasury Note Index do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TCU Ultra-Short Duration Government Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio’s net asset value and yield are not guaranteed by the U.S. government, the National Credit Union Administration, or any other U.S. government agency, instrumentality or sponsored enterprise. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio’s shares. The Portfolio’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

PORTFOLIO COMPARISON
TCU SHORT DURATION PORTFOLIO (Unaudited)

In accordance with the requirements of the Securities and Exchange Commission, the following data for the Short Duration Portfolio is supplied for the period ended August 31, 2018. The Portfolio is compared to its benchmarks assuming the following initial investment:

	Initial
Portfolio	Investment	Compare to:
Short Duration (“SDP”)	$10,000	Bloomberg Barclays Mutual Fund Short (1-3 year) Government
		Index (“1-3 Gov’t Index”); ICE BofAML 2-Year
		U.S. Treasury Note Index (“2-Year T-Note”).

Short Duration Portfolio’s TCU Shares 10 Year Performance

	Average Annual Total Return
	One Year	Five Year	Ten Year	Since Inception
TCU Shares	0.06%	0.47%	1.30%	3.25%(a)
Investor Shares	0.03%	0.44%	—	0.32%(b)

(a)	The Short Duration Portfolio’s TCU Shares commenced operations on October 9, 1992.
(b)	The Short Duration Portfolio’s Investor Shares commenced operations on November 30, 2012.

The Bloomberg Barclays Mutual Fund Short (1-3 Year) Government Index and the ICE BofAML Two-Year U.S. Treasury Note Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TCU Short Duration Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio’s net asset value and yield are not guaranteed by the U.S. government, the National Credit Union Administration, or any other U.S. government agency, instrumentality or sponsored enterprise. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio’s shares. The Portfolio’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

TRUST FOR CREDIT UNIONS
Ultra-Short Duration Government Portfolio
Portfolio of Investments – August 31, 2018

Par Value		Value
CORPORATE BONDS – 10.75%
	Financials – 10.75%
$3,000,000	Branch Banking & Trust Co.,
	3 Month LIBOR USD + 0.220%
	2.520%, 06/01/20 (a)	$3,000,534
9,200,000	Capital One NA,
	2.350%, 01/31/20	9,108,766
3,000,000	Citizens Bank NA,
	3 Month LIBOR USD + 0.540%
	2.861%, 03/02/20 (a)	3,007,410
5,000,000	3 Month LIBOR USD + 0.810%
	3.121%, 05/26/22 (a)	4,978,999
1,000,000	2.250%, 10/30/20	977,074
5,550,000	Compass Bank,
	3 Month LIBOR USD + 0.730%
	3.057%, 06/11/21 (a)	5,560,916
2,350,000	Discover Bank,
	3.100%, 06/04/20	2,340,321
2,267,000	KeyBank NA,
	2.350%, 03/08/19	2,264,532
4,000,000	Manufacturers & Traders Trust Co.,
	3 Month LIBOR USD + 0.610%
	2.932%, 05/18/22 (a)	4,016,810
5,000,000	Regions Bank,
	3 Month LIBOR USD + 0.380%
	2.717%, 04/01/21 (a)	4,996,190
	Total Corporate Bonds	40,251,552
	(Cost $40,421,061)

ASSET-BACKED SECURITIES – 0.21%
	Federal National
	Mortgage Association – 0.21%
68,642	Series 2001-W4, Class AV1
	1 Month LIBOR USD + 0.280%
	2.423%, 02/25/32 (a)	67,900
98,492	Series 2002-W2, Class AV1
	1 Month LIBOR USD + 0.260%
	2.402%, 06/25/32 (a)	95,386
658,524	Series 2002-T7, Class A1
	1 Month LIBOR USD + 0.110%
	2.284%, 07/25/32 (a)	637,972
	Total Asset-Backed Securities	801,258
	(Cost $825,671)

COLLATERALIZED MORTGAGE OBLIGATIONS – 28.69%
	Federal Home Loan Mortgage
	Corporation REMIC – 6.10%
1,839	Series 1009, Class D
	1 Month LIBOR USD + 0.600%
	2.663%, 10/15/20 (a)	1,848
8,129	Series 1066, Class P
	1 Month LIBOR USD + 0.900%
	2.963%, 04/15/21 (a)	8,208
11,046	Series 1222, Class P
	10 Year CMT Rate – 0.400%
	2.570%, 03/15/22 (a) (b)	11,075
28,556	Series 1250, Class J
	7.000%, 05/15/22 (b)	29,062
7,219	Series 1448, Class F
	1 Month LIBOR USD + 1.400%
	3.463%, 12/15/22 (a) (c)	7,367
119,609	Series 3777, Class DA
	3.500%, 10/15/24 (c)	119,778
1,238,603	Series 2977, Class M
	5.000%, 05/15/25 (b)	1,266,417
2,151,364	Series 3702, Class FG
	1 Month LIBOR USD + 0.450%
	2.513%, 08/15/32 (a) (d)	2,166,314
2,190,167	Series 3346, Class FT
	1 Month LIBOR USD + 0.350%
	2.413%, 10/15/33 (a) (b) (d)	2,200,148
1,516,882	Series 3208, Class FH
	1 Month LIBOR USD + 0.400%
	2.463%, 08/15/36 (a)	1,521,695
127,392	Series 3231, Class FB
	1 Month LIBOR USD + 0.350%
	2.413%, 10/15/36 (a)	127,546
82,302	Series 3314, Class FC
	1 Month LIBOR USD + 0.400%
	2.463%, 12/15/36 (a)	82,507
453,481	Series 3545, Class FA
	1 Month LIBOR USD + 0.850%
	2.913%, 06/15/39 (a)	462,083
873,691	Series 4248, Class QF
	1 Month LIBOR USD + 0.500%
	2.563%, 06/15/39 (a) (d)	883,361
1,546,977	Series 4316, Class FY
	1 Month LIBOR USD + 0.400%
	2.463%, 11/15/39 (a) (c)	1,553,109
535,455	Series 3827, Class KF
	1 Month LIBOR USD + 0.370%
	2.433%, 03/15/41 (a)	536,858
77,983	Series 3868, Class FA
	1 Month LIBOR USD + 0.400%
	2.463%, 05/15/41 (a)	78,170
57,246	Series 4109, Class EC
	2.000%, 12/15/41 (c) (d)	50,736
1,768,942	Series 4606, Class FL
	1 Month LIBOR USD + 0.500%
	2.563%, 12/15/44 (a) (d)	1,783,015
9,930,786	Series 4748, Class DF
	1 Month LIBOR USD + 0.300%
	2.363%, 08/15/47 (a) (b)	9,928,983
		22,818,280

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Ultra-Short Duration Government Portfolio
Portfolio of Investments (continued) – August 31, 2018

Par Value		Value
	Federal National Mortgage
	Association REMIC – 10.06%
$8,470	Series 1990-145, Class A
	2.822%, 12/25/20 (a)	$8,472
64,769	Series 1991-67, Class J
	7.500%, 08/25/21 (b)	66,816
76,897	Series 1992-137, Class F
	1 Month LIBOR USD + 1.000%
	3.065%, 08/25/22 (a)	78,093
97,383	Series 1993-027, Class F
	1 Month LIBOR USD + 1.150%
	3.215%, 02/25/23 (a) (e)	99,203
51,240	Series 1998-21, Class F
	T1Y + 0.350% 2.770%, 03/25/28 (a)
		51,415
247,228	Series 2011-137, Class A
	4.000%, 06/25/29 (c)	248,091
150,997	Series 2000-16, Class ZG
	8.500%, 06/25/30 (c)	176,214
140,441	Series 2000-32, Class Z
	7.500%, 10/18/30	158,427
219,777	Series 2006-45, Class TF
	1 Month LIBOR USD + 0.400%
	2.465%, 06/25/36 (a)	220,445
231,992	Series 2006-76, Class QF
	1 Month LIBOR USD + 0.400%
	2.465%, 08/25/36 (a) (b)	231,921
281,066	Series 2006-79, Class PF
	1 Month LIBOR USD + 0.400%
	2.465%, 08/25/36 (a) (b)	282,327
645,804	Series 2006-111, Class FA
	1 Month LIBOR USD + 0.380%
	2.445%, 11/25/36 (a)	647,374
272,997	Series 2007-75, Class VF
	1 Month LIBOR USD + 0.450%
	2.515%, 08/25/37 (a)	274,374
278,416	Series 2007-92, Class OF
	1 Month LIBOR USD + 0.570%
	2.635%, 09/25/37 (a)	281,951
563,856	Series 2007-85, Class FC
	1 Month LIBOR USD + 0.540%
	2.605%, 09/25/37 (a)	570,010
292,734	Series 2007-86, Class FC
	1 Month LIBOR USD + 0.570%
	2.635%, 09/25/37 (a)	295,110
369,882	Series 2007-99, Class FD
	1 Month LIBOR USD + 0.600%
	2.665%, 10/25/37 (a)	374,634
37,082	Series 2009-84, Class WF
	1 Month LIBOR USD + 1.100%
	3.165%, 10/25/39 (a)	37,990
1,400,293	Series 2014-19, Class FA
	1 Month LIBOR USD + 0.400%
	2.465%, 11/25/39 (a) (c)	1,405,728
1,568,376	Series 2014-19, Class FJ
	1 Month LIBOR USD + 0.400%
	2.465%, 11/25/39 (a) (c)	1,574,589
721,207	Series 2010-123B, Class FL
	1 Month LIBOR USD + 0.430%
	2.495%, 11/25/40 (a) (b)	725,955
2,965,015	Series 2011-110, Class FE
	1 Month LIBOR USD + 0.400%
	2.465%, 04/25/41 (a) (b)	2,978,006
350,353	Series 2011-63, Class FG
	1 Month LIBOR USD + 0.450%
	2.515%, 07/25/41 (a)	352,767
816,370	Series 2012-38, Class JE
	3.250%, 04/25/42 (b)	789,110
2,724,888	Series 2015-30, Class AB
	3.000%, 05/25/45	2,703,702
5,621,561	Series 2016-62, Class FH
	1 Month LIBOR USD + 0.400%
	2.465%, 09/25/46 (a)	5,657,227
6,385,332	Series 2016-83, Class FK
	1 Month LIBOR USD + 0.500%
	2.565%, 11/25/46 (a)	6,375,402
4,316,455	Series 2017-39, Class FT
	1 Month LIBOR USD + 0.400%
	2.465%, 05/25/47 (a)	4,330,345
4,841,128	Series 2017-112,
	2.415%, 01/25/48 (a)	4,840,395
1,771,930	Series 2008-22, Class FD
	1 Month LIBOR USD + 0.840%
	2.905%, 04/25/48 (a) (d)	1,812,531
		37,648,624
	Government National
	Mortgage Association – 12.12%
1,952,406	Series 2016-H24, Class BF
	12 Month LIBOR USD + 0.230%
	2.021%, 11/20/66 (a)	1,958,838
4,331,875	Series 2017-H09, Class FJ
	1 Month LIBOR USD + 0.500%
	2.600%, 03/20/67 (a)	4,347,437
4,333,931	Series 2017-H07, Class FC
	1 Month LIBOR USD + 0.520%
	2.620%, 03/20/67 (a)	4,361,118
9,953,077	Series 2017-H11, Class FV
	1 Month LIBOR USD + 0.500%
	2.600%, 05/20/67 (a)	9,999,439
4,785,065	Series 2018-H01, Class FC
	1 Month LIBOR USD + 0.400%
	2.500%, 01/20/68 (a)	4,790,042
9,982,346	Series 2018-H01, Class FG
	12 Month LIBOR USD + 0.150%
	2.250%, 01/20/68 (a)	9,980,748

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Ultra-Short Duration Government Portfolio
Portfolio of Investments (continued) – August 31, 2018

Par Value		Value
	Government National Mortgage
	Association – (continued)
$9,969,113	Series 2018-H11, Class FJ
	12 Month LIBOR USD + 0.080%
	2.860%, 06/20/68 (a)	$9,949,164
		45,386,786
	National Credit Union
	Administration – 0.41%
213,831	Series 2011-R1, Class 1A
	1 Month LIBOR USD + 0.450%
	2.530%, 01/08/20 (a) (d)	214,144
870,631	Series 2011-R2, Class 1A
	1 Month LIBOR USD + 0.400%
	2.480%, 02/06/20 (a) (d)	871,999
309,808	Series 2011-R3, Class 1A
	1 Month LIBOR USD + 0.400%
	2.471%, 03/11/20 (a) (d)	310,173
129,715	Series 2010-A1, Class A
	1 Month LIBOR USD + 0.350%
	2.421%, 12/07/20 (a) (d)	129,918
		1,526,234
	Total Collateralized
	Mortgage Obligations	107,379,924
	(Cost $107,319,970)

MORTGAGE-BACKED OBLIGATIONS – 12.06%
	Federal Home Loan
	Mortgage Corporation – 0.15%
30,601	H15T1Y + 2.132% 6.887%, 11/01/19 (a)
		30,703
44,990	6 Month LIBOR USD + 1.245%
	3.407%, 11/01/22 (a)	45,658
13,807	6 Month LIBOR USD + 1.156%
	3.637%, 11/01/22 (a)	13,865
13,098	6 Month LIBOR USD + 2.228%
	4.468%, 10/01/24 (a)	13,258
2,126	H15T3Y + 2.222% 3.119%, 10/01/25 (a)
		2,114
327,829	H15T3Y + 2.552% 4.003%, 08/01/28 (a)
		339,028
14,615	H15T1Y + 1.618% 3.718%, 07/01/29 (a)
		14,816
93,756	H15T1Y + 2.003% 4.033%, 05/01/31 (a)
		95,917
		555,359
	Federal Home Loan
	Mortgage Corporation Gold – 4.20%
8,432	5.500%, 01/01/20	8,487
39,260	4.500%, 10/01/20	39,636
4,430	3.500%, 12/01/20	4,480
12,269	3.500%, 10/01/22	12,406
853	4.500%, 07/01/23	881
12,000,000	3.500%, 10/15/25 TBA (f)	12,117,928
3,433,656	4.000%, 07/01/29	3,525,468
		15,709,286
	Federal National
	Mortgage Association – 7.17%
414	11th District Cost of Funds Index + 1.250%
	2.758%, 10/01/18 (a)	413
28,035	11th District Cost of Funds Index + 1.250%
	6.864%, 12/01/19 (a)	28,064
1,432	H15BDI6M + 1.750%
	3.724%, 01/01/20 (a)	1,433
1,048	5.000%, 01/01/20	1,074
7,030	H15T1Y + 3.114% 7.074%, 05/01/20 (a)
		7,098
34,862	3.500%, 09/01/20	35,259
2,976	3.500%, 10/01/20	3,010
12,317	3.500%, 03/01/21	12,457
29,580	H15T1Y + 2.000% 6.890%, 02/01/22 (a)
		29,935
7,435,301	2.669%, 08/01/22	7,355,637
13,673	H15BDI6M + 2.425% 5.925%, 10/01/25 (a)
		13,369
3,983	H15T1Y + 2.062% 4.158%, 02/01/27 (a)
		3,983
201,380	5.000%, 03/01/27	208,933
4,300	H15T1Y + 1.750% 4.060%, 07/01/27 (a)
		4,328
32,867	11th District Cost of Funds Index + 1.250% 4.471%, 07/01/27 (a)
		32,670
55,756	11th District Cost of Funds Index + 1.500% 4.680%, 01/01/29 (a)
		58,349
16,148	11th District Cost of Funds Index + 1.500% 4.675%, 02/01/29 (a)
		17,205
37,384	11th District Cost of Funds Index + 1.797% 2.731%, 08/01/29 (a)
		37,291
3,483,139	4.000%, 03/01/31	3,569,981
49,224	12 Month LIBOR USD + 1.755% 4.505%, 07/01/32 (a)
		50,137
65,188	H15T1Y + 2.255% 4.505%, 07/01/32 (a)
		66,408
9,247	6.000%, 08/01/32	10,019
196,336	H15T1Y + 2.625% 4.561%, 09/01/32 (a)
		203,842
39,878	12 Month LIBOR USD + 1.225% 2.975%, 01/01/33 (a)
		41,177
32,223	H15T1Y + 2.220% 4.128%, 06/01/33 (a)
		33,857
505,270	11th District Cost of Funds Index + 1.250% 4.609%, 08/01/33 (a)
		540,541
2,326	6.000%, 11/01/33	2,567
310,833	H15T1Y + 2.083% 3.950%, 04/01/34 (a)
		326,760
201,316	11th District Cost of Funds Index + 1.250% 2.184%, 07/01/34 (a)
		198,192
438,739	11th District Cost of Funds Index + 1.250% 2.184%, 08/01/34 (a)
		432,439
61,282	6.000%, 09/01/34	66,979
2,367	6.000%, 10/01/34	2,571

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Ultra-Short Duration Government Portfolio
Portfolio of Investments (continued) – August 31, 2018

Par Value		Value
	Federal National Mortgage
	Association – (continued)
$329,639	12 Month LIBOR USD + 1.782%
	4.261%, 07/01/37 (a)	$346,791
101,186	6.500%, 11/01/37	104,753
24,159	6.000%, 06/01/38	26,178
11,459	6.000%, 09/01/38	12,506
28,681	6.000%, 09/01/38	31,078
6,639	6.000%, 11/01/38	7,194
4,939	6.000%, 10/01/39	5,352
10,000,000	5.000%, 09/15/41 TBA (f)	10,574,341
1,909,104	12 Month LIBOR USD + 1.751%
	2.435%, 05/01/42 (a)	1,976,326
366,406	11th District Cost of Funds Index + 1.250%
	2.184%, 08/01/44 (a)	361,209
		26,841,706
	Government National
	Mortgage Association – 0.54%
21,147	7.000%, 04/15/26	22,457
148,393	H15T1Y + 2.000% 4.125%, 04/20/34 (a)
		150,109
740,250	H15T1Y + 1.500% 3.625%, 06/20/34 (a)
		767,013
606,795	H15T1Y + 1.500% 2.750%, 08/20/34 (a)
		628,654
66,098	H15T1Y + 1.500% 3.625%, 05/20/42 (a)
		67,803
52,044	H15T1Y + 1.500% 3.625%, 06/20/42 (a)
		53,389
254,931	H15T1Y + 1.500% 2.750%, 07/20/42 (a)
		260,043
25,069	H15T1Y + 1.500% 3.125%, 10/20/42 (a)
		25,736
55,880	H15T1Y + 1.500% 3.125%, 12/20/42 (a)
		57,376
		2,032,580
	Total Mortgage-Backed Obligations	45,138,931
	(Cost $45,327,126)

AGENCY DEBENTURES – 1.74%
	Federal Home Loan Bank – 0.87%
3,310,000	0.875%, 08/05/19	3,262,008
		3,262,008
	Other Agency Debentures – 0.87%
3,250,000	Sri Lanka Government Aid Bond
	3 Month LIBOR USD + 0.300% 2.617%, 11/01/24 (a) (g)
		3,250,000
		3,250,000
	Total Agency Debentures	6,512,008
	(Cost $6,558,019)

U.S. TREASURY OBLIGATIONS – 2.65%
	United States Treasury
	Notes & Bonds – 2.65%
10,000,000	2.21%, 01/31/19 (h)	9,909,462
	Total U.S. Treasury Obligations	9,909,462
	(Cost $9,908,969)

U.S. GOVERNMENT-BACKED OBLIGATIONS – 31.57%
	FREMF Multifamily Aggregation
	Risk Transfer Trust
10,250,000	Series 2017-KT01, Class A
	1 Month LIBOR USD + 0.320% 2.386%, 02/25/20 (a)
		10,262,205
	FHLMC, Multifamily Structured Pass
	Through Certificates
3,130,892	Series K-705, Class A2
	2.303%, 09/25/18 (c) (d)	3,125,560
2,766,051	Series K-706, Class A2
	2.323%, 10/25/18 (c) (d)	2,761,327
3,429,623	Series K-707, Class A2
	2.220%, 12/25/18 (c) (d)	3,423,431
10,000,000	Series K-709, Class A2
	2.086%, 03/25/19 (c) (d)	9,964,768
10,789,797	Series K-710, Class A2
	1.883%, 05/25/19 (c) (d)	10,738,685
1,785,795	Series K-712, Class A2
	1.869%, 11/25/19 (c) (d)	1,765,411
1,473,582	Series K-713, Class A2
	2.313%, 03/25/20 (c) (d)	1,462,627
5,500,000	Series K-009, Class A2
	3.808%, 08/25/20 (c) (d)	5,579,532
5,432,484	Series K-P02, Class A2
	2.355%, 04/25/21 (a) (c) (d)	5,408,030
7,741,334	Series K-031, Class A1
	2.778%, 09/25/22 (c) (d)	7,715,097
7,028,191	Series K-LH3, Class A
	1 Month LIBOR USD + 0.700% 2.781%, 11/25/22 (a) (d)
		7,033,644
3,662,498	Series K-F29, Class A
	1 Month LIBOR USD + 0.360% 2.441%, 02/25/24 (a)
		3,663,643
11,281,772	Series K-F31, Class A
	1 Month LIBOR USD + 0.370% 2.451%, 04/25/24 (a) (d)
		11,304,507
1,000,000	Series K-BF1, Class A
	1 Month LIBOR USD + 0.390% 2.471%, 07/25/24 (a)
		1,000,886
9,000,000	Series K-F49, Class A
	1 Month LIBOR USD + 0.340% 2.421%, 06/25/25 (a) (d)
		8,999,986
4,632,832	Series K-F30, Class A
	1 Month LIBOR USD + 0.370% 2.451%, 03/25/27 (a) (d)
		4,632,828
10,000,000	Series K-F48, Class A
	1 Month LIBOR USD + 0.290% 2.371%, 06/25/28 (a) (d)
		9,956,359

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Ultra-Short Duration Government Portfolio
Portfolio of Investments (continued) – August 31, 2018

Par Value		Value
U.S. GOVERNMENT-BACKED OBLIGATIONS – (continued)
	FNMA
$2,974,805	Series 2014-M5, Class ASQ2
	2.034%, 03/25/19	$2,966,117
2,218,354	Series 2014-M10, Class ASQ2
	2.171%, 09/25/19 (a) (c)	2,203,647
4,200,927	Series 2017-M5, Class FA
	1 Month LIBOR USD + 0.490%
	2.572%, 04/25/24 (a)	4,214,593
	Total U.S. Government-Backed
	Obligations	118,182,883
	(Cost $118,580,213)

REPURCHASE AGREEMENTS – 19.40%
10,600,000	Amherst Pierpoint Securities, 2.03%, Dated
	08/31/18, matures 09/04/18, repurchase
	price $10,602,391 (collateralized by
	$15,981,611 par amount of GNMA, FNMA and
	Federal National Mortgage Backed
	Securities of 2.270% to 8.125% due
	11/15/20 to 7/15/53, total market value $11,318,368)
		10,600,000
25,000,000	Amherst Pierpoint Securities, 2.69%, Dated
	08/06/18, matures 09/05/18, repurchase
	price $25,056,042 (collateralized by
	$85,631,232 par amount of CMO Securities,
	ABS Securities, GNMA, FNMA, and a Federal
	National Mortgage Backed Securities of
	0.000% to 4.500% due 01/25/29 to 11/25/60,
	total market value $27,098,913)	25,000,000
10,000,000	Amherst Pierpoint Securities, 2.03%, Dated
	08/13/18, matures 09/13/18, repurchase
	price $10,017,481 (collateralized by
	$10,867,565 par amount of GNMA, FNMA,
	and a Federal National Mortgage Backed
	Securities of 3.500% to 4.000% due
	07/01/47 to 09/01/48, total market value $10,170,540)
		10,000,000
12,000,000	Amherst Pierpoint Securities, 2.06%, Dated
	08/16/18, matures 09/18/18, repurchase
	price $12,022,660 (collateralized by
	$21,090,479 par amount of GNMA, FNMA,
	and a Federal National Mortgage Back
	Securities of 0.000% to 7.000% due
	10/15/18 to 06/01/51, total market value $12,331,920)
		12,000,000
15,000,000	Amherst Pierpoint Securities, 2.47%, Dated
	08/27/2018, matures 09/27/18, repurchase
	price $15,031,904 (collateralized by
	$19,889,986 par amount of GNMA, FNMA,
	and a Federal National Mortgage Back
	Securities of 2.465% to 6.000% due
	02/01/27 to 08/20/48, total market value $16,040,371)
		15,000,000
	Total Repurchase Agreements	72,600,000
	(Cost $72,600,000)
	Total Investments – 107.07%	400,776,018
	(Cost $401,541,029)
	Net Other Assets and
	Liabilities – (7.07)%	(26,453,766)
	Net Assets – 100.00%	$374,322,252

(a)
Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2018. Maturity date shown is the date of the next coupon rate reset or actual maturity. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description. For those variable rate securities which are based on published reference and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. See also, Explanation of Abbreviations and Acronyms below.

(b)	The security has PAC (Planned Amortization Class) collateral.
(c)	The security has Sequential collateral.
(d)	The security has Structured collateral.
(e)	The security has Support collateral.
(f)	Represents or includes a TBA (To Be Announced) transaction.
(g)
Security has been valued at fair market value as determined in good faith by or under the direction of the Board of Trustees of the Trust. As of August 31, 2018, this security amounted to $3,250,000 or 0.87% of net assets. Investment categorized as a significant unobservable input (Level 3).

(h)	Discount Note. Rate shown is yield at time of purchase.

Explanation of Abbreviations and Acronyms:
ABS	Asset-Backed Security
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans
GNMA	Government National Mortgage Association
H15BDI6M	US Treasury Bill 3 Month Auction High Discount Rate
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
H15T3Y	US Treasury Yield Curve Rate T-Note Constant Maturity 3 Year
LIBOR	London Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
USD	U.S. Dollar

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Short Duration Portfolio
Portfolio of Investments – August 31, 2018

Par Value		Value
CORPORATE BONDS – 14.50%
	Financials – 14.50%
$2,000,000	Associated Bank NA,
	3.500%, 08/13/21	$1,997,507
5,000,000	Capital One Bank USA NA,
	2.150%, 11/21/18	4,997,450
4,000,000	Capital One NA,
	2.950%, 07/23/21	3,940,978
5,000,000	Citibank NA,
	3 Month LIBOR USD + 0.350%
	2.688%, 02/12/21 (a)	5,002,035
2,575,000	Citizens Bank NA,
	3 Month LIBOR USD + 0.570%
	2.881%, 05/26/20 (a)	2,583,180
1,000,000	2.200%, 05/26/20	981,765
2,000,000	2.250%, 10/30/20	1,954,149
5,000,000	Compass Bank,
	3 Month LIBOR USD + 0.730%
	3.057%, 06/11/21 (a)	5,009,834
1,500,000	Fifth Third Bank,
	2.875%, 10/01/21	1,478,253
5,500,000	Huntington National Bank,
	3.250%, 05/14/21	5,487,998
11,250,000	Manufacturers & Traders Trust Co.,
	3 Month LIBOR USD + 0.610%
	2.932%, 05/18/22 (a)	11,297,277
5,592,000	PNC Bank NA,
	2.150%, 04/29/21	5,453,571
3,000,000	2.550%, 12/09/21	2,929,763
5,200,000	Regions Bank,
	3 Month LIBOR USD + 0.380%
	2.717%, 04/01/21 (a)	5,196,038
	Total Corporate Bonds	58,309,798
	(Cost $58,695,548)

COLLATERALIZED MORTGAGE OBLIGATIONS – 21.43%
	Federal Home Loan Mortgage
	Corporation REMIC – 5.22%
16,845	Series 1448, Class F
	1 Month LIBOR USD + 1.400%
	3.463%, 12/15/22 (a) (b)	17,190
282,318	Series 2868, Class AV
	5.000%, 08/15/24 (b)	288,905
98,768	Series 3777, Class DA
	3.500%, 10/15/24 (b)	98,908
161,729	Series 1980, Class Z
	7.000%, 07/15/27 (b)	177,604
1,817,047	Series 3346, Class FT
	1 Month LIBOR USD + 0.350%
	2.413%, 10/15/33 (a) (c)	1,825,327
1,515,248	Series 3471, Class FB
	1 Month LIBOR USD + 1.000%
	3.063%, 08/15/35 (a)	1,552,483
767,579	Series 3208, Class FH
	1 Month LIBOR USD + 0.400%
	2.463%, 08/15/36 (a)	770,014
2,284,461	Series 3208, Class FA
	1 Month LIBOR USD + 0.400%
	2.463%, 08/15/36 (a)	2,291,709
1,805,566	Series 3371, Class FA
	1 Month LIBOR USD + 0.600%
	2.663%, 09/15/37 (a)	1,823,928
466,705	Series 3367, Class YF
	1 Month LIBOR USD + 0.550%
	2.613%, 09/15/37 (a)	470,451
815,840	Series 4248, Class QF
	1 Month LIBOR USD + 0.500%
	2.563%, 06/15/39 (a)	824,870
1,535,602	Series 4316, Class FY
	1 Month LIBOR USD + 0.400%
	2.463%, 11/15/39 (a) (b)	1,541,689
335,972	Series 3827, Class KF
	1 Month LIBOR USD + 0.370%
	2.433%, 03/15/41 (a)	336,852
45,614	Series 4109, Class EC
	2.000%, 12/15/41 (b)	40,427
1,473,169	Series 4272, Class FD
	1 Month LIBOR USD + 0.350%
	2.413%, 11/15/43 (a)	1,486,001
2,476,519	Series 4606, Class FL
	1 Month LIBOR USD + 0.500%
	2.563%, 12/15/44 (a) (d)	2,496,222
4,922,401	Series 4784, Class PK
	3.500%, 06/15/45 (c)	4,956,553
		20,999,133
	Federal National Mortgage
	Association REMIC – 7.68%
3,699	Series 2009-70, Class TN
	4.000%, 08/25/19	3,700
3,689	Series 2009-70, Class TM
	4.000%, 08/25/19	3,689
1,699	Series G92-44, Class Z
	8.000%, 07/25/22	1,791
318,098	Series 2006-45, Class TF
	1 Month LIBOR USD + 0.400%
	2.465%, 06/25/36 (a)	319,065
337,082	Series 2006-76, Class QF
	1 Month LIBOR USD + 0.400%
	2.465%, 08/25/36 (a) (c)	336,979
204,748	Series 2007-75, Class VF
	1 Month LIBOR USD + 0.450%
	2.515%, 08/25/37 (a)	205,780
1,380,144	Series 2014-19, Class FA
	1 Month LIBOR USD + 0.400%
	2.465%, 11/25/39 (a) (b)	1,385,501

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Short Duration Portfolio
Portfolio of Investments (continued) – August 31, 2018

Par Value		Value
	Federal National
	Mortgage Association
	REMIC – (continued)
$1,557,989	Series 2014-19, Class FJ 1 Month LIBOR USD + 0.400% 2.465%, 11/25/39 (a) (b)

		$1,564,161
285,013	Series 2010-123B, Class FL 1 Month LIBOR USD + 0.430% 2.495%, 11/25/40 (a) (c)

		286,889
970,729	Series 2011-110, Class FE 1 Month LIBOR USD + 0.400% 2.465%, 04/25/41 (a) (c)

		974,982
536,479	Series 2015-92, Class PA 2.500%, 12/25/41 (c)
		517,133
654,805	Series 2012-38, Class JE 3.250%, 04/25/42 (c)
		632,940
1,776,497	Series 2012-71, Class FL 1 Month LIBOR USD + 0.500% 2.565%, 07/25/42 (a)

		1,794,812
6,275,231	Series 2016-62, Class FH 1 Month LIBOR USD + 0.400% 2.465%, 09/25/46 (a)

		6,315,044
6,774,193	Series 2016-83, Class FK 1 Month LIBOR USD + 0.500% 2.565%, 11/25/46 (a)

		6,763,659
4,316,455	Series 2017-39, Class FT 1 Month LIBOR USD + 0.400% 2.465%, 05/25/47 (a)

		4,330,345
4,043,449	Series 2017-112, 2.415%, 01/25/48 (a)
		4,042,838
1,375,567	Series 2008-22, Class FD 1 Month LIBOR USD + 0.840% 2.905%, 04/25/48 (a) (d)

		1,407,086
		30,886,394
	Government National
	Mortgage Association – 8.34%
4,331,875	Series 2017-H09, Class FJ 1 Month LIBOR USD + 0.500% 2.600%, 03/20/67 (a)

		4,347,437
4,333,931	Series 2017-H07, Class FC 1 Month LIBOR USD + 0.520% 2.620%, 03/20/67 (a)

		4,361,118
4,785,065	Series 2018-H01, Class FC 1 Month LIBOR USD + 0.400% 2.500%, 01/20/68 (a)

		4,790,042
10,040,150	Series 2018-H09, Class FC 12 Month LIBOR USD + 0.150% 2.860%, 06/20/68 (a)

		10,071,488
9,969,113	Series 2018-H11, Class FJ 12 Month LIBOR USD + 0.080% 2.860%, 06/20/68 (a)

		9,949,164
		33,519,249
	National Credit
	Union Administration – 0.19%
422,124	Series 2011-R2, Class 1A 1 Month LIBOR USD + 0.400% 2.480%, 02/06/20 (a) (d)

		422,787
346,257	Series 2011-R3, Class 1A 1 Month LIBOR USD + 0.400% 2.471%, 03/11/20 (a) (d)

		346,665
		769,452
	Total Collateralized
	Mortgage Obligations	86,174,228
	(Cost $85,955,951)

MORTGAGE-BACKED OBLIGATIONS – 29.86%
	Federal Home Loan
	Mortgage Corporation – 0.46%
127,389	12 Month LIBOR USD + 1.735% 3.568%, 01/01/34 (a)
		133,655
91,025	12 Month LIBOR USD + 1.840% 3.965%, 11/01/34 (a)
		95,813
345,482	H15T1Y + 2.250% 4.005%, 08/01/35 (a)
		363,800
427,998	12 Month LIBOR USD + 1.769% 3.842%, 05/01/36 (a)
		449,019
759,042	12 Month LIBOR USD + 1.890% 2.596%, 03/01/42 (a)
		797,110
		1,839,397
	Federal Home Loan Mortgage
	Corporation Gold – 12.33%
61	6.000%, 10/01/18	62
51	6.000%, 11/01/18	55
27,310	5.500%, 02/01/19	27,339
8,928	5.500%, 01/01/20	8,986
191,827	5.000%, 04/01/20	195,201
32,515	4.500%, 10/01/20	32,826
3,667	3.500%, 12/01/20	3,708
10,155	3.500%, 10/01/22	10,268
18,000,000	3.500%, 10/15/25 TBA (e)	18,176,892
8,557,889	2.000%, 12/01/31	8,072,791
108,104	5.000%, 08/01/35	114,670
14,537	5.000%, 12/01/35	15,524
4,412,888	3.000%, 01/01/37	4,350,665
4,422,129	3.000%, 02/01/37	4,359,759
6,627,335	3.500%, 02/01/37	6,701,737
6,192,067	3.500%, 03/01/37	6,261,633
141,776	5.000%, 03/01/37	151,163
296,693	5.000%, 05/01/37	316,762
228,915	5.000%, 02/01/38	244,148
79,522	5.000%, 03/01/38	84,779
67,391	5.000%, 09/01/38	71,920
229,176	5.000%, 12/01/38	244,567
149,059	5.000%, 01/01/39	159,090
		49,604,545

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Short Duration Portfolio
Portfolio of Investments (continued) – August 31, 2018

Par Value		Value
	Federal National
	Mortgage Association – 16.94%
$360	5.500%, 10/01/18	$360
1,607	5.500%, 10/01/18	1,606
1,917	5.500%, 11/01/18	1,916
376	5.500%, 12/01/18	376
28,775	3.500%, 09/01/20	29,103
2,457	3.500%, 10/01/20	2,485
10,166	3.500%, 03/01/21	10,282
7,435,301	2.669%, 08/01/22	7,355,636
161,104	5.000%, 03/01/27	167,147
28,297	7.000%, 08/01/28	28,308
64,747	7.000%, 08/01/28	65,994
228,692	7.000%, 11/01/28	243,218
16,292	7.000%, 02/01/32	17,798
135,352	2.500%, 02/01/32	131,628
30,776	H15T1Y + 2.235% 4.113%, 05/01/32 (a)
		30,715
89,018	7.000%, 05/01/32	95,195
9,408	7.000%, 09/01/32	9,462
201,626	H15T1Y + 2.625% 4.560%, 09/01/32 (a)
		209,334
11,570,937	4.000%, 04/01/33	11,905,472
353,874	H15T1Y + 2.215% 4.395%, 07/01/33 (a)
		373,554
157,976	12 Month LIBOR USD + 1.537% 3.287%, 11/01/33 (a)
		162,271
252,864	H15T1Y + 2.215% 3.496%, 12/01/33 (a)
		263,979
53,793	12 Month LIBOR USD + 1.715% 4.465%, 03/01/34 (a)
		56,227
253,164	12 Month LIBOR USD + 1.546% 3.984%, 04/01/34 (a)
		264,703
133,418	H15T1Y + 2.185% 4.203%, 08/01/34 (a)
		140,754
1,180	6.000%, 09/01/34	1,302
141,249	12 Month LIBOR USD + 1.704% 3.441%, 10/01/34 (a)
		148,417
81,629	12 Month LIBOR USD + 1.620% 3.745%, 03/01/35 (a)
		85,090
271,902	12 Month LIBOR USD + 1.720% 4.095%, 04/01/35 (a)
		285,657
59,183	12 Month LIBOR USD + 1.525% 4.150%, 05/01/35 (a)
		62,060
301,601	H15T1Y + 2.313% 4.188%, 05/01/35 (a)
		319,973
267,879	12 Month LIBOR USD + 1.430% 3.556%, 05/01/35 (a)
		278,819
133,761	6 Month LIBOR USD + 1.412% 3.696%, 06/01/35 (a)
		137,174
2,069,575	4.000%, 06/01/35	2,128,014
431,457	12 Month LIBOR USD + 1.750% 4.500%, 08/01/35 (a)
		455,029
196,110	6 Month LIBOR USD + 1.513% 3.981%, 08/01/35 (a)
		202,825
279,798	12 Month LIBOR USD + 2.431% 4.366%, 09/01/35 (a)
		300,006
200,847	H15T1Y + 2.085% 3.278%, 10/01/35 (a)
		210,508
831,307	12 Month LIBOR USD + 1.559% 3.749%, 11/01/35 (a)
		869,549
421,291	12 Month LIBOR USD + 1.737% 3.820%, 03/01/36 (a)
		442,125
363,842	12MTA + 2.430% 4.076%, 04/01/36 (a)
		380,050
73,829	5.000%, 10/01/39	79,046
22,000,000	4.500%, 09/15/41 TBA (e)	22,845,350
10,000,000	5.000%, 09/15/41 TBA (e)	10,574,341
2,454,562	12 Month LIBOR USD + 1.751% 2.435%, 05/01/42 (a)
		2,540,990
1,037,947	12 Month LIBOR USD + 1.700% 2.761%, 06/01/42 (a)
		1,080,296
1,596,894	12 Month LIBOR USD + 1.679% 2.254%, 10/01/42 (a)
		1,631,096
1,456,080	12 Month LIBOR USD + 1.581% 2.569%, 12/01/44 (a)
		1,474,161
		68,099,401
	Government National
	Mortgage Association – 0.13%
72,791	H15T1Y + 1.500% 3.625%, 05/20/42 (a)
		74,670
59,223	H15T1Y + 1.500% 3.625%, 06/20/42 (a)
		60,753
282,342	H15T1Y + 1.500% 2.750%, 07/20/42 (a)
		288,004
28,527	H15T1Y + 1.500% 3.125%, 10/20/42 (a)
		29,286
62,510	H15T1Y + 1.500% 3.125%, 12/20/42 (a)
		64,183
		516,896
	Total Mortgage-Backed Obligations	120,060,239
	(Cost $120,914,925)

U.S. TREASURY OBLIGATIONS – 6.03%
	United States Treasury
	Notes & Bonds – 6.03%
3,950,000	1.250%, 11/15/18	3,943,628
15,730,000	1.250%, 01/31/19	15,666,711
4,700,000	0.875%, 06/15/19	4,644,555
	Total U.S. Treasury Obligations	24,254,894
	(Cost $24,394,427)

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Short Duration Portfolio
Portfolio of Investments (continued) – August 31, 2018

Par Value		Value
U.S. GOVERNMENT-BACKED OBLIGATIONS – 27.29%
FREMF Multifamily Aggregation
Risk Transfer Trust
$5,635,000	Series 2017-KT01, Class A 1 Month LIBOR USD + 0.320% 2.386%, 02/25/20 (a)

$5,641,710
FHLMC, Multifamily Structured Pass
Through Certificates
5,989,662	Series K-P02, Class A2 2.355%, 04/25/21 (a) (b)
5,962,699
10,000,000	Series K-J18, Class A2 3.065%, 08/25/22 (b)
10,003,156
7,028,191	Series K-LH3, Class A 1 Month LIBOR USD + 0.700% 2.781%, 11/25/22 (a)

7,033,644
6,200,000	Series 2017-SR01, Class A2 2.750%, 11/25/22 (b)
6,075,546
4,167,000	Series K-031, Class A2 3.300%, 04/25/23 (a) (b)
4,214,658
2,381,015	Series K-726, Class A1 2.596%, 08/25/23 (b)
2,358,272
960,478	Series K-727, Class A1 2.632%, 10/25/23 (b)
948,738
8,811,752	Series K-J14, Class A1 2.197%, 11/25/23
8,531,147
3,662,498	Series K-F29, Class A 1 Month LIBOR USD + 0.360% 2.441%, 02/25/24 (a)

3,663,643
10,528,574	Series K-F31, Class A 1 Month LIBOR USD + 0.370% 2.451%, 04/25/24 (a) (d)

10,549,791
5,000,000	Series K-726, Class AM 2.985%, 04/25/24 (b) (d)
4,951,522
10,000,000	Series K-728, Class AM 3.133%, 08/25/24 (a) (b) (d)
9,956,251
4,861,000	Series K-F49, Class A 1 Month LIBOR USD + 0.340% 2.421%, 06/25/25 (a) (d)

4,860,992
1,084,645	Series K-F27, Class A 1 Month LIBOR USD + 0.420% 2.501%, 12/25/26 (a) (d)

1,084,644
9,265,663	Series K-F30, Class A 1 Month LIBOR USD + 0.370% 2.451%, 03/25/27 (a) (d)

9,265,657
FNMA
1,003,997	Series 2014-M5, Class ASQ2 2.034%, 03/25/19 (b)
1,001,065
6,799,992	Series 2018-M5, Class A2 3.560%, 09/25/21 (a) (b)
6,893,480
3,899,339	Series 2013-M6, Class 2A 2.570%, 03/25/23 (a)
3,818,708
2,939,694	Series 2018-M1, Class A1 3.086%, 12/25/27 (a) (b)
2,940,000
Total U.S. Government-Backed
	Obligations	109,755,323
(Cost $110,894,376)

REPURCHASE AGREEMENTS – 14.57%
8,600,000	KGS-Alpha Capital Markets, 2.05%, Dated
08/31/18, matures 09/04/18, repurchase
price $8,601,959 (collateralized by
$8,826,945 par amount of FNMA
securities of 2.960% to 3.570% due
02/25/27 to 07/01/28, total market value $8,777,400)
8,600,000
32,000,000	Amherst Pierpoint Securities, 2.03%, Dated
08/13/18, matures 09/13/18, repurchase
price $32,055,938 (collateralized by
$51,178,502 par amount of United States
Treasury Bills, GNMA, FNMA, and a
Federal National Mortgage Backed
Securities of 1.000% to 6.750% due
11/30/18 to 07/20/67, total market value $32,689,383)
32,000,000
18,000,000	Amherst Pierpoint Securities, 2.06%, Dated
08/16/18, matures 09/18/18, repurchase
price $18,033,990 (collateralized by
$24,767,121 par amount of a United States
Treasury Bill, GNMA, FNMA, and a Federal
National Mortgage Backed Securities of
1.250% to 4.000% due 07/31/23 to 11/15/59,
	total market value $18,312,248)	18,000,000
	Total Repurchase Agreements	58,600,000
(Cost $58,600,000)

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Short Duration Portfolio
Portfolio of Investments (continued) – August 31, 2018

Shares		Value
REGISTERED INVESTMENT COMPANY – 0.07%
284,354	First American Government Obligations
	Fund – Class X
	1.839%, 12/01/31 (f)	$284,354
	Total Registered Investment Company	284,354
	(Cost $284,354)
	Total Investments – 113.75%	457,438,836
	(Cost $459,739,581)
	Net Other Assets
	and Liabilities – (13.75)%	(55,294,149)
	Net Assets – 100.00%	$402,144,687

(a)
Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2018. Maturity date shown is the date of the next coupon rate reset or actual maturity. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description. For those variable rate securities which are based on published reference and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. See also, Explanation of Abbreviations and Acronyms below.

(b)	The security has Sequential collateral.
(c)	The security has PAC (Planned Amortization Class) collateral.
(d)	The security has Structured collateral.
(e)	Represents or includes a TBA (To Be Announced) transaction.
(f)	Seven day yield as of August 31, 2018.

Explanation of Abbreviations and Acronyms:
12MTA	Federal Reserve US 12-Month Cumulative Average 1 Year Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans
GNMA	Government National Mortgage Association
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
LIBOR	London Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
USD	U.S. Dollar

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Statements of Assets and Liabilities
August 31, 2018

	Ultra-Short
	Duration	Short
	Government	Duration
	Portfolio	Portfolio
ASSETS:
INVESTMENTS:
Investments and repurchase agreements at cost	$401,541,029	$459,739,581
Investments at value	$328,176,018	$398,838,836
Repurchase agreements at value	72,600,000	58,600,000
Total investments and repurchase agreements at value	400,776,018	457,438,836
Cash	959,394	—

RECEIVABLES:
Interest	639,207	902,518
Investment securities sold	12,166,812	18,258,891
Other assets	27,956	29,799
Total Assets	414,569,387	476,630,044

LIABILITIES:
PAYABLES:
Dividends	399,908	441,887
Investment securities purchased	4,838,648	4,041,378
TBA investment securities purchased	34,845,563	69,821,604
Advisory fees	30,569	32,811
Administration fees	15,983	17,155
Distribution fees	362	562
Accrued expenses	116,102	129,960
Total Liabilities	40,247,135	74,485,357
NET ASSETS	$374,322,252	$402,144,687

NET ASSETS CONSIST OF:
Paid-in capital	$384,720,015	$413,012,054
Accumulated undistributed net investment income	312,286	187,219
Accumulated net realized loss on investment transactions	(9,945,038)	(8,753,841)
Net unrealized depreciation on investments	(765,011)	(2,300,745)
NET ASSETS	$374,322,252	$402,144,687

TCU Shares:
Net Assets	$360,130,087	$380,062,914
Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	38,305,330	39,956,917
Net asset value, offering price and redemption
price per share (net assets/shares outstanding)	$9.40	$9.51

Investor Shares:
Net Assets	$14,192,165	$22,081,773
Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	1,509,564	2,321,616
Net asset value, offering price and redemption
price per share (net assets/shares outstanding)	$9.40	$9.51

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Statements of Operations
For the Year Ended August 31, 2018

	Ultra-Short
	Duration	Short
	Government	Duration
	Portfolio	Portfolio
INVESTMENT INCOME:
Interest	$7,310,496	$8,392,324

EXPENSES:
Advisory fees	364,017	390,502
Legal fees	247,429	266,765
Administration fees	191,027	204,892
Accounting fees	179,342	190,649
Trustees’ fees	97,588	104,875
Transfer agent fees	81,243	91,318
Custody fees	79,099	79,619
Compliance fees	55,715	63,730
Audit and tax fees	36,703	36,703
Printing fees	22,995	24,277
Distribution and Service (12b-1) Fees on Investor Shares	4,300	6,608
Other expenses	187,742	188,266
Total operating expenses	1,547,200	1,648,204
Trustees’ fees waived	(14,703)	(15,791)
Compliance fees waived	(5,763)	(6,287)
Legal fees waived	(1,147)	(1,209)
Total expense reductions	(21,613)	(23,287)
Net operating expenses	1,525,587	1,624,917
Net Investment Income	5,784,909	6,767,407

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net Realized Loss on Investment Transactions	(944,173)	(2,611,760)
Net Change in Unrealized Depreciation of:
Investments	(1,291,732)	(3,854,112)
Net Realized and Unrealized Loss on Investments	(2,235,905)	(6,465,872)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:	$3,549,004	$301,535

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Statements of Changes in Net Assets

	Ultra-Short Duration Government Portfolio		Short Duration Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2018	August 31, 2017	August 31, 2018	August 31, 2017
Investment Activities:
Operations:
Net investment income	$5,784,909	$2,808,503	$6,767,407	$4,052,238
Net realized gain (loss) on
investment transactions	(944,173)	66,738	(2,611,760)	(1,229,905)
Net change in unrealized
depreciation of investments	(1,291,732)	(611,982)	(3,854,112)	(330,687)
Net increase in net
assets resulting from operations	3,549,004	2,263,259	301,535	2,491,646
Distributions to Shareholders:
From net investment income
TCU Shares	(5,983,813)	(3,232,664)	(6,720,062)	(4,230,342)
Investor Shares	(226,757)	(122,370)	(374,896)	(227,712)
Total Distributions	(6,210,570)	(3,355,034)	(7,094,958)	(4,458,054)
From Shares Transactions:
TCU Shares:
Proceeds from sale of shares	15,000,000	5,000,000	20,000,000	5,000,000
Reinvestment of dividends and distributions	2,247,995	1,229,001	2,316,794	1,433,111
Cost of shares repurchased	(18,167,264)	(39,502,108)	(31,980,575)	(48,120,472)
Investor Shares:
Reinvestment of dividends and distributions	—	279	259,021	170,361
Cost of shares repurchased	—	(781,031)	—	(1,265,245)
Net decrease in net assets
resulting from shares transactions	(919,269)	(34,053,859)	(9,404,760)	(42,782,245)
Net change in net assets	(3,580,835)	(35,145,634)	(16,198,183)	(44,748,653)
Net Assets:
Beginning of year	377,903,087	413,048,721	418,342,870	463,091,523
End of year	$374,322,252	$377,903,087	$402,144,687	$418,342,870
Accumulated Undistributed Net
Investment Income	$312,286	$276,770	$187,219	$117,960
Other Information:
Summary of Shares Transactions:
TCU Shares:
Shares sold	1,590,106	529,100	2,083,336	519,211
Reinvestment of dividends and distributions	238,787	129,758	242,749	148,393
Shares repurchased	(1,931,648)	(4,164,187)	(3,330,359)	(4,965,222)
Total TCU Share Transactions	(102,755)	(3,505,329)	(1,004,274)	(4,297,618)
Investor Shares:
Reinvestment of dividends and distributions	—	29	27,141	17,641
Shares repurchased	—	(82,300)	—	(130,169)
Total Investor Share Transactions	—	(82,271)	27,141	(112,528)
Net decrease in shares outstanding	(102,755)	(3,587,600)	(977,133)	(4,410,146)

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Ultra-Short Duration Government Portfolio – TCU Shares
	Years Ended August 31
	2018		2017		2016	2015		2014
Net Asset Value,
Beginning of year	$9.47		$9.49		$9.53	$9.55		$9.58
Income from Investment Operations:
Net investment income(a)(b)	0.14		0.07		0.03	0.01		0.02
Net realized and unrealized
gain (loss) on investment transactions	(0.06)		(0.01)		(0.02)	—		—
Total income from investment operations	0.08		0.06		0.01	0.01		0.02
Less Distributions from:
Investment Income(b)	(0.15)		(0.08)		(0.05)	(0.03)		(0.05)
Total Distributions	(0.15)		(0.08)		(0.05)	(0.03)		(0.05)
Net Asset Value,
End of year	$9.40		$9.47		$9.49	$9.53		$9.55
Total Return(c)	0.89%		0.68%		0.11%	0.10%		0.22%
Ratios/Supplemental Data:
Net assets at the end of year (in thousands)	$360,130		$363,612		$397,935	$500,820		$569,206
Ratios to average net assets:
Expenses net of expense reductions	0.40	%(d)	0.40	%(d)	0.41%	0.36	%(d)	0.36%
Expenses before expense reductions	0.41%		0.41%		0.41%	0.37%		0.36%
Net investment income net of expense reductions	1.52	%(d)	0.74	%(d)	0.36%	0.07	%(d)	0.17%
Net investment income before expense reductions	1.51%		0.73%		0.36%	0.07%		0.17%
Portfolio Turnover Rate	157%		123%		147%	196%		137%
____________________

(a)	Calculated based on average shares outstanding.
(b)
Net investment income per share differs from Distributions to Shareholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.

(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(d)	During the year, certain fees were waived. (see Note 3).

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Ultra-Short Duration Government Portfolio – Investor Shares
	Years Ended August 31
	2018		2017		2016	2015		2014
Net Asset Value,
Beginning of year	$9.47		$9.49		$9.53	$9.55		$9.58
Income from Investment Operations:
Net investment income(a)(b)	0.14		0.07		0.03	0.01		0.01
Net realized and unrealized
gain (loss) on investment transactions	(0.06)		(0.01)		(0.02)	—		0.01
Total income from investment operations	0.08		0.06		0.01	0.01		0.02
Less Distributions from:
Investment Income(b)	(0.15)		(0.08)		(0.05)	(0.03)		(0.05)
Total Distributions	(0.15)		(0.08)		(0.05)	(0.03)		(0.05)
Net Asset Value,
End of year	$9.40		$9.47		$9.49	$9.53		$9.55
Total Return(c)	0.86%		0.64%		0.08%	0.07%		0.19%
Ratios/Supplemental Data:
Net assets at the end of year (in thousands)	$14,192		$14,291		$15,113	$20,164		$20,980
Ratios to average net assets:
Expenses net of expense reductions	0.43	%(d)	0.43	%(d)	0.44%	0.39	%(d)	0.39%
Expenses before expense reductions	0.44%		0.44%		0.44%	0.40%		0.39%
Net investment income net of expense reductions	1.48	%(d)	0.71	%(d)	0.33%	0.04	%(d)	0.14%
Net investment income before expense reductions	1.47%		0.70%		0.33%	0.04%		0.14%
Portfolio Turnover Rate	157%		123%		147%	196%		137%
____________________

(a)	Calculated based on average shares outstanding.
(b)
Net investment income per share differs from Distributions to Shareholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.

(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(d)	During the year, certain fees were waived. (see Note 3).

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Short Duration Portfolio – TCU Shares
	Years Ended August 31
	2018		2017		2016	2015	2014
Net Asset Value,
Beginning of year	$9.67		$9.72		$9.72	$9.74	$9.74
Income from Investment Operations:
Net investment income(a)(b)	0.16		0.09		0.06	0.04	0.03
Net realized and unrealized
gain (loss) on investment transactions	(0.15)		(0.04)		0.02	—	0.03
Total income from investment operations	0.01		0.05		0.08	0.04	0.06
Less Distributions from:
Investment Income(b)	(0.17)		(0.10)		(0.08)	(0.06)	(0.06)
Total Distributions	(0.17)		(0.10)		(0.08)	(0.06)	(0.06)
Net Asset Value,
End of year	$9.51		$9.67		$9.72	$9.72	$9.74
Total Return(c)	0.06%		0.55%		0.80%	0.38%	0.59%
Ratios/Supplemental Data:
Net assets at the end of year (in thousands)	$380,063		$396,152		$439,706	$546,841	$559,745
Ratios to average net assets:
Expenses net of expense reductions	0.39	%(d)	0.40	%(d)	0.40%	0.36%	0.35%
Expenses before expense reductions	0.40%		0.41%		0.40%	0.36%	0.35%
Net investment income net of expense reductions	1.65	%(d)	0.96	%(d)	0.65%	0.40%	0.34%
Net investment income before expense reductions	1.64%		0.95%		0.65%	0.40%	0.34%
Portfolio Turnover Rate	196%		145%		131%	206%	157%
____________________

(a)	Calculated based on average shares outstanding.
(b)
Net investment income per share differs from Distributions to Shareholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.

(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(d)	During the year, certain fees were waived. (see Note 3).

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Short Duration Portfolio – Investor Shares
	Years Ended August 31
	2018		2017		2016	2015	2014
Net Asset Value,
Beginning of year	$9.67		$9.72		$9.72	$9.74	$9.74
Income from Investment Operations:
Net investment income(a)(b)	0.15		0.09		0.06	0.04	0.03
Net realized and unrealized
gain (loss) on investment transactions	(0.15)		(0.04)		0.01	(0.01)	0.02
Total income from investment operations	0.00		0.05		0.07	0.03	0.05
Less Distributions from:
Investment Income(b)	(0.16)		(0.10)		(0.07)	(0.05)	(0.05)
Total Distributions	(0.16)		(0.10)		(0.07)	(0.05)	(0.05)
Net Asset Value,
End of year	$9.51		$9.67		$9.72	$9.72	$9.74
Total Return(c)	0.03%		0.52%		0.77%	0.34%	0.56%
Ratios/Supplemental Data:
Net assets at the end of year (in thousands)	$22,082		$22,191		$23,385	$34,251	$32,286
Ratios to average net assets:
Expenses net of expense reductions	0.42	%(d)	0.43	%(d)	0.43%	0.39%	0.38%
Expenses before expense reductions	0.43%		0.44%		0.43%	0.39%	0.38%
Net investment income net of expense reductions	1.62	%(d)	0.93	%(d)	0.62%	0.37%	0.31%
Net investment income before expense reductions	1.61%		0.92%		0.62%	0.37%	0.31%
Portfolio Turnover Rate	196%		145%		131%	206%	157%
____________________

(a)	Calculated based on average shares outstanding.
(b)
Net investment income per share differs from Distributions to Shareholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.

(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(d)	During the year, certain fees were waived. (see Note 3).

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Notes to Financial Statements
Year Ended August 31, 2018

Note 1. Organization
Trust for Credit Unions (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company currently consisting of two diversified portfolios: Ultra-Short Duration Government Portfolio and Short Duration Portfolio (collectively, “the Portfolios” or individually, a “Portfolio”). Shares of the Portfolios are offered for sale solely to state and federally chartered credit unions. The Trust previously offered shares of another portfolio, the Money Market Portfolio, which suspended operations as of the close of business on May 30, 2014.

On October 1, 2012, the Trust began offering a second class of shares, known as Investor Shares, in each of the Portfolios and the existing shares in each Portfolio were redesignated as TCU Shares. Investor Shares and TCU Shares of each Portfolio should have returns that are substantially the same because they represent interests in the same Portfolio and differ only to the extent that they have different class specific expenses. Effective October 1, 2012, TCU Shares of each Portfolio are only available to those shareholders that had open accounts in the particular Portfolio as of such date. The Investor Shares of each Portfolio commenced operations on November 30, 2012.

The Portfolios seek to achieve a high level of current income, consistent with low volatility of principal (in the case of the Ultra-Short Duration Government Portfolio) and relatively low volatility of principal (in the case of the Short Duration Portfolio) by investing in obligations authorized under the Federal Credit Union Act.

Note 2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation
Investments in mortgage-backed, asset-backed and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Portfolio securities for which accurate market quotations are not readily available due to, among other factors, current market trading activity, credit quality and default rates, are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Portfolios’ Board of Trustees.

The Portfolios are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 –	quoted prices in active markets for identical securities

Level 2 –	significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

At the end of each calendar quarter, management evaluates the Level 2 and Level 3 assets and liabilities, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates Level 1 and Level 2 assets and liabilities, if any, on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Portfolios’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Portfolios may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. Transfers between levels 1, 2 or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value each Portfolio’s net assets as of August 31, 2018 is as follows:

TRUST FOR CREDIT UNIONS
Notes to Financial Statements
Year Ended August 31, 2018 (continued)

	Ultra-Short Duration Government Portfolio
	Total		Level 2	Level 3
	Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	8/31/2018	Price	Inputs	Inputs
Assets:
Corporate
Bonds	$40,251,552	$—	$40,251,552	$—
Asset-Backed
Securities	801,258	—	801,258	—
Collateralized
Mortgage
Obligations	107,379,924	—	107,379,924	—
Mortgage-Backed
Obligations	45,138,931	—	45,138,931	—
Agency
Debentures	6,512,008	—	3,262,008	3,250,000
U.S. Treasury
Obligations	9,909,462	—	9,909,462	—
U.S. Government-
Backed
Obligations	118,182,883	—	118,182,883	—
Repurchase
Agreements	72,600,000	—	72,600,000	—
	$400,776,018	$—	$397,526,018	$3,250,000

	Short Duration Government Portfolio
	Total		Level 2	Level 3
	Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	8/31/2018	Price	Inputs	Inputs
Assets:
Corporate
Bonds	$58,309,798	$—	$58,309,798	$—
Collateralized
Mortgage
Obligations	86,174,228	—	86,174,228	—
Mortgage-Backed
Obligations	120,060,239	—	120,060,239	—
U.S. Treasury
Obligations	24,254,894	—	24,254,894	—
U.S. Government-
Backed
Obligations	109,755,323	—	109,755,323	—
Repurchase
Agreements	58,600,000	—	58,600,000	—
Registered
Investment
Company	284,354	284,354	—	—
	$457,438,836	$284,354	$457,154,482	$—

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of August 31, 2018:

Ultra-Short Duration
Government Portfolio
Fair Value, as of
August 31, 2017	$3,750,000
Gross sales	(500,000)
Fair Value, as of
August 31, 2018	$3,250,000

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for Portfolio investments.

B. Security Transactions and Investment Income
Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.  Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

All paydown gains and losses are classified as interest income in the accompanying Statements of Operations in accordance with U.S. GAAP. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding increase/decrease in the cost basis of that security using the yield to maturity method.

C. Distribution to Shareholders
Each Portfolio intends to distribute to its shareholders substantially all of its investment income and capital gains. The Portfolios declare dividends from net investment income daily and pay such dividends monthly. Each Portfolio makes distributions of net realized capital gains, if any, at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

D. Allocations
Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Portfolio are allocated daily to each class of shares based upon its proportionate share of total net assets of the Portfolio. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Portfolio.  Expenses not directly charged to a Portfolio are allocated proportionally among all the Portfolios in the Trust, daily in relation to the net assets of each Portfolio or another reasonable measure.

E. Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the

TRUST FOR CREDIT UNIONS
Notes to Financial Statements
Year Ended August 31, 2018 (continued)

reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

F. Federal Taxes
It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions to shareholders are recorded on the ex-dividend date, declared daily and paid monthly by the Portfolios. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards may reduce the requirement of future capital gain distributions.

The characterization of distributions to shareholders is determined in accordance with U.S. federal income tax rules, which may differ from U.S. GAAP. Therefore, the source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gains or as a tax return of capital.

Generally, paydown gains and losses are recorded as increases (paydown gains) or decreases (paydown losses) against capital gains for tax purposes. The Portfolios have elected to accrete and amortize market discounts and premiums on portfolio securities for tax purposes based on the securities’ yield to maturity. For the current year, net amortization is reducing ordinary income available for distribution.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Portfolios’ financial statements. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments for Federal income tax purposes as of August 31, 2018, were as follows:

	Ultra-Short
	Duration	Short
	Government	Duration
	Portfolio	Portfolio
Total Cost of Investments
on Tax Basis	$401,608,711	$459,783,359
Gross Unrealized Appreciation
on Investments	$5,332,505	$4,841,758
Gross Unrealized Depreciation
on Investments	(6,165,198)	(7,186,281)
Net Unrealized Depreciation
on Investments	$(832,693)	$(2,344,523)

G. Expenses
Expenses incurred by the Portfolios that do not specifically relate to an individual Portfolio are generally allocated to the Portfolios based on each Portfolio’s relative average net assets for the period or in such other manner as the Board of Trustees deems fair or equitable depending upon the nature of the expenses. In addition, expenses incurred by a Portfolio that do not specifically relate to a particular class of shares of the Portfolio are generally allocated to the appropriate classes based on each class’ relative average net assets or in such other manner as the Board of Trustees deems fair and equitable. Expenses that specifically relate to a particular class of shares of a Portfolio are allocated to that class.

The Portfolios pay compensation to the independent Trustees of the Trust in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Portfolios do not pay compensation to Trustees or officers of the Trust who are also officers of the Trust’s investment adviser or administrator.

H. Repurchase Agreements
Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolios, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Portfolios may be delayed or limited and there may be a decline in the value of the collateral during the period while the Portfolios seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolios’ regular custodian or at a custodian specifically designated for purposes of the repurchase agreement under triparty repurchase agreements.

TRUST FOR CREDIT UNIONS
Notes to Financial Statements
Year Ended August 31, 2018 (continued)

A repurchase agreement may permit a Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the repurchase agreement with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the repurchase agreement counterparty’s bankruptcy or insolvency. Pursuant to the terms of the repurchase agreement, a Portfolio receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Portfolio upon the maturity of the transaction.  Upon a bankruptcy or insolvency of the repurchase agreement counterparty, the Portfolio would recognize a liability with respect to such excess collateral to reflect the Portfolio’s obligation under bankruptcy law to return the excess to the counterparty.

Master Repurchase Agreements (“MRAs”) permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Portfolio receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Portfolio upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Portfolio would recognize a liability with respect to such excess collateral to reflect the Portfolio’s obligation under bankruptcy law to return the excess to the counterparty.

The Portfolios had investments in repurchase agreements at August 31, 2018. The gross value and related collateral received for these investments are presented in each Portfolio of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral held by each Portfolio exceeded the value of its respective repurchase agreements as of August 31, 2018.

I. When-Issued Securities
Consistent with National Credit Union Administration (“NCUA”) rules and regulations, the Portfolios may purchase or sell when issued securities, including TBA (“To Be Announced”) securities that have been authorized but not yet issued in the market. The value of a when-issued security sale is recorded as an asset and a liability on the Portfolios’ records with the difference between its market value and expected cash proceeds recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold. Losses may arise due to changes in the market value of the security or from the inability of counterparties to meet the terms of the transaction. All settlements in connection with purchases and sales of when-issued securities must be by regular way (i.e., the normal security settlement time, which may vary according to security type). When purchasing a security on a when-issued basis, the Portfolios must set aside liquid assets, or engage in other appropriate measures to cover the obligations under the contract.

J. Mortgage Dollar Rolls
The Portfolios may enter into mortgage ‘‘dollar rolls’’ in which the Portfolios sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Portfolios treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. During the settlement period between the sale and repurchase, the Portfolios will not be entitled to accrue interest and/or receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolios may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Portfolios’ use of proceeds of the transaction may be restricted pending a determination by, or with respect to, the other party.

Note 3. Agreements and 12b-1 Plan

A. Advisory Agreement
ALM First Financial Advisors, LLC (“ALM First” or the “Adviser”) serves as investment adviser pursuant to an advisory agreement (the “Advisory Agreement”) that was approved by the Board of Trustees of the Trust (the “Board”) and shareholders of each Portfolio and took effect on April 16, 2017. Under the Advisory Agreement, ALM First manages the Portfolios, subject to the general supervision of the Board. The Advisory Agreement contains substantially similar terms as the previous investment advisory agreement (the “GSAM Agreement”), but includes lower investment advisory fees for the Portfolios.

As compensation for its services and its assumption of certain expenses, the Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each Portfolio’s average daily net assets):

TRUST FOR CREDIT UNIONS
Notes to Financial Statements
Year Ended August 31, 2018 (continued)

		Contractual
Portfolio	Asset Level	Rate
Ultra-Short Duration	first $250 million,	0.12%
Government and	next $250 million,	0.10
Short Duration(1)	in excess of $500 million	0.07
__________

(1)	Advisory Fee rate is based on the aggregate average net assets of the Portfolios. Fees are charged on a pro rata basis between the Portfolios.

Prior to the effective date of the Advisory Agreement, the Portfolios were advised by another investment adviser (the “Previous Adviser”). Under its advisory agreement, the Previous Adviser received compensation from the Portfolios at an annual rate of 0.18% of the first $250 million, 0.16% of the next of $250 million and 0.14% of assets in excess of $500 million, with the advisory fee based on the aggregate average net assets of the Portfolios and fees charged on a pro rata basis between the Portfolios.

B. Administration Agreement
Callahan Credit Union Financial Services Limited Liability Limited Partnership (“CUFSLP”) serves as the Portfolios’ administrator pursuant to an Administration Agreement. Callahan Financial Services, Inc. (“CFS”) serves as a general partner to CUFSLP, which includes 37 major credit unions that are limited partners. As compensation for services rendered pursuant to such Agreement, CUFSLP is entitled to fees, computed daily and payable by the Portfolios monthly, at the following annual rates as a percentage of each respective Portfolio’s average daily net assets:

Portfolio	CUFSLP Fee
Ultra-Short Duration Government	0.05%
Short Duration	0.05

Effective after the close of business on June 22, 2018, U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, provides additional administrative services to the Portfolios pursuant to a Fund Administration Servicing Agreement dated June 7, 2018 and is entitled to the following fees, computed daily and payable by the Portfolios monthly, at the following annual rates as a percentage of the aggregate average net assets.

Asset Level	Contractual Rate(1)
up to $300 million	0.030%
from $300 to $600 million	0.025
in excess of $600 million	0.020
__________

(1)	The complex is subject to an aggregate minimum annual base fee of $150,000.

Prior to the close of business on June 22, 2018, Bank of New York Mellon (BNYM), an indirect wholly owned subsidiary of The Bank of New York Mellon Corporation, provided additional administrative services to the Portfolios pursuant to an Administration and Accounting Services Agreement. As compensation for services for the period September 1, 2017 through June 22, 2018 rendered pursuant to such Agreement, BNYM was entitled to the following fees, computed daily and payable by the Portfolios monthly, at the following annual rates as a percentage of the aggregate average net assets.

Asset Level	Contractual Rate(1)
up to $200 million	0.035%
from $200 to $500 million	0.030
from $500 to $1 billion	0.025
in excess of $1 billion	0.020
__________

(1)
Portfolios were subject to an aggregate minimum annual base fee of $75,000. In addition, each Portfolio was subject to annual base fees for Financial Reporting, Tax and Regulatory Administration services.

C. Other Agreements
CFS serves as exclusive distributor of shares of the Portfolios.  CFS did not receive any compensation under the Distribution Agreement during the year ended August 31, 2018.

Effective after the close of business on June 22, 2018, USBFS also serves as the fund accountant and transfer agent to the Portfolios. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Portfolios’ custodian.

Prior to the close of business on June 22, 2018, BNY Mellon Investment Services (US) Inc (“BNYIS”) served as transfer agent of the Portfolios and received a fee (“transfer agent fee”) from each Portfolio. The transfer agent fee was calculated monthly based on a fixed amount and was assessed on the number of accounts serviced during the month.

Effective April 11, 2011, the Board of Trustees of the Trust voluntarily agreed to waive 15% of its fees. The fees waived by the Trustees from September 1, 2017 through August 31, 2018 amounted to $14,703 for the Ultra-Short Duration Government Portfolio and $15,791 for the Short Duration Portfolio.

Effective April 11, 2011, Nisen & Elliott, LLC, counsel to the independent Trustees of the Trust, voluntarily agreed to waive 15% of its legal fees. The legal fees waived by Nisen & Elliott, LLC from September 1, 2017 through August 31, 2018 amounted to $1,147 for the Ultra-Short Duration Government Portfolio and $1,209 for the Short Duration Portfolio.

Effective April 11, 2011, Vigilant Compliance Services voluntarily agreed to waive its fee in an amount equal to 10% of such fee. The compliance fees waived by Vigilant Compliance Services from September 1, 2017 through August 31, 2018 amounted to $5,763 for the Ultra-Short Duration Government Portfolio and $6,287 for the Short Duration Portfolio.

TRUST FOR CREDIT UNIONS
Notes to Financial Statements
Year Ended August 31, 2018 (continued)

The Trust has adopted a Distribution Plan (the “12b-1 Plan”) with respect to Investor Shares of the Portfolios. Under the 12b-1 Plan, the Trust may pay the distributor (or any other person) an amount of up to 0.25% annually of the average daily net assets attributable to Investor Shares of each Portfolio in consideration for expenses and activities primarily intended to result in the sale of Investor Shares and/or for administrative support services. The Trust is currently limiting the fee payable under the 12b-1 Plan with respect to Investor Shares of each Portfolio to 0.03% of the average daily net assets attributable to Investor Shares of each such Portfolio. For the year ended August 31, 2018, the Ultra-Short Duration Government Portfolio and Short Duration Portfolio incurred fees under the 12b-1 Plan of $4,300 and $6,608, respectively.

Note 4. Investment Transactions
The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended August 31, 2018 were as follows:

	Ultra-Short
	Duration	Short
	Government	Duration
	Portfolio	Portfolio
Purchases of
U.S. Government and
agency obligations	$440,876,208	$745,212,390
Purchases (excluding
U.S. Government and
agency obligations)	47,436,267	49,582,372
Sales or maturities of
U.S. Government and
agency obligations	435,523,751	740,932,309
Sales or maturities
(excluding U.S.
Government and
agency obligations)	7,497,186	29,812,682

Note 5. Tax Information
The tax character of distributions paid for the fiscal year ended August 31, 2018 was as follows:

Ultra-Short
	Duration	Short
	Government	Duration
	Portfolio	Portfolio
Distributions paid from:
Ordinary income	$6,210,570	$7,094,958
Long Term Capital Gains	—	—
Capital	—	—
Total taxable
distributions	$6,210,570	$7,094,958

The tax character of distributions paid for the fiscal year ended August 31, 2017 was as follows:

Ultra-Short
	Duration	Short
	Government	Duration
	Portfolio	Portfolio
Distributions paid from:
Ordinary income	$3,191,188	$4,309,894
Long Term Capital Gains	—	—
Capital	—	—
Total taxable
distributions	$3,191,188	$4,309,894

As of August 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

	Ultra-Short
	Duration	Short
	Government	Duration
	Portfolio	Portfolio
Undistributed ordinary
income—net	$779,876	$672,643
Total undistributed
earnings	$779,876	$672,643
Capital loss
carryforward(1)	(9,945,038)	(8,753,600)
Timing differences
(dividends payable)	(399,908)	(441,887)
Unrealized losses—net	(832,693)	(2,344,523)
Total accumulated
losses—net	$(10,397,763)	$(10,867,367)

(1)	The amount and year of expiration for each capital loss carryforward is indicated below. Expiration occurs on August 31 of the year indicated.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted to modernize several of the federal income and excise tax provisions related to regulated investment companies. Under pre-enactment law, capital losses could be carried forward for eight years following the loss, and such carryforward is treated as a short-term capital loss in each of those years, irrespective of the character of the original loss. Net capital losses (earned in taxable years beginning after December 22, 2010) (“post–2010 losses”) may be carried forward indefinitely and must retain the character of the original loss. Such post–2010 losses generally must be used by a regulated investment company before it uses any net capital losses incurred in taxable years beginning on or before December 22, 2010. This increases the likelihood that net capital losses incurred in taxable years beginning on or before December 22, 2010 will expire unused.

TRUST FOR CREDIT UNIONS
Notes to Financial Statements
Year Ended August 31, 2018 (continued)

	Ultra-Short
	Duration	Short
	Government	Duration
	Portfolio	Portfolio
2019	$163,234	$—
No Expiration –
Long Term	3,981,577	3,177,632
No Expiration –
Short Term	5,800,227	5,575,968

Net capital and foreign currency losses incurred after October 31 and certain ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended August 31, 2018, the Portfolios did not defer any late year losses.

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to accretion of market discounts, amortization of market premiums, and wash sale deferrals.

In order to present certain components of the Portfolios’ capital accounts on a tax basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios. Reclassifications result primarily from the difference in the tax treatment of paydown gains and losses, distribution redesignations, market discounts and market premiums and expiration of capital loss carryforwards.

		Accumulated
		Undistributed	Accumulated
		Net	Net
	Paid-in	Investment	Realized
Portfolio	Capital	Income	Gain/Loss
Ultra-Short Duration
Government	$—	$461,177	$(461,177)
Short Duration	(3,825,043)	396,810	3,428,233

Note 6. Credit and Concentration Risk
The Portfolios may invest a portion of their assets in securities of issuers that hold mortgage securities, including residential mortgages. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in the interest rates.

The Portfolios may also invest in multiple class mortgage-related securities, including collateralized mortgage obligations and REMIC pass-through or participation certificates (collectively, “CMOs”). These multiple class securities may be mortgage-related securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, including the Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as “regular” interests or “residual” interests. The Portfolios may not purchase residual interests, but may purchase other types of interests. Each class of a CMO, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date. The principal of and interest on the Mortgage Assets may be allocated among several classes of a CMO in various ways.

Note 7. Subsequent Events
At a meeting of the Board of Trustees of the Trust held on October 18, 2018, the Board approved a change to the name and investment policies of the Ultra-Short Duration Government Portfolio, effective December 31, 2018 (the “Effective Date”).  As of the Effective Date, the Portfolio will change its name from the Ultra-Short Duration Government Portfolio to the Ultra-Short Duration Portfolio and will seek to achieve a high degree of current income, consistent with low volatility of principal, by investing in obligations under the Federal Credit Union Act.  As of the Effective Date, the Ultra-Short Duration Portfolio, under normal circumstances, will invest substantially all of its assets (and at least 80%, measured at the time of purchase) in fixed income securities consisting of the following:

•
Securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”) and related custodial receipts

•	Repurchase agreements secured with obligations authorized by the Federal Credit Union Act

•
U.S. dollar denominated bank notes issued or guaranteed by banks with total assets exceeding $1 billion with weighted average maturities of less than 5 years, but only to the extent permitted by under the Federal Credit Union Act and the rules and regulations thereunder.

The Portfolio expects that a substantial portion of its assets will be invested in mortgage-related securities. The Portfolio may also invest in non-U.S. government related securities, including bank notes and repurchase agreements secured by non-U.S. government related collateral. While there will be fluctuations in the net asset

TRUST FOR CREDIT UNIONS
Notes to Financial Statements
Year Ended August 31, 2018 (continued)

value (“NAV”) of the Portfolio, the Portfolio is expected to have less interest rate risk and asset value fluctuation than funds investing primarily in longer-term mortgage-backed securities paying a fixed rate of interest.

In connection with the change to the Portfolio’s name and investment strategy, as of the Effective Date, the Portfolio’s target duration will change to approximately that of the ICE BofAML US 3-Month Treasury Bill Index, its maximum duration will change to that of a One-Year U.S. Treasury Security, and its performance benchmark will change to the ICE BofAML US 3-Month Treasury Bill Index.

Report of Independent Public Accounting Firm

To the Shareholders and the Board of Trustees
Trust for Credit Union

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the Trust for Credit Unions (the “Trust”), comprising respectively, the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio, including the portfolios of investments, as of August 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolios as of August 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2011.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 30, 2018

TRUST FOR CREDIT UNIONS
Additional Information (Unaudited)

Tax Information

For the year ended August 31, 2018, the Portfolios had no long-term capital gain distributions.

Expenses –Year Ended August 31, 2018.

As a shareholder of the Portfolios, you incur ongoing costs, including management fees, administration fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2018 through August 31, 2018.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolios, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholder may incur transaction costs.

	Ultra-Short Duration Government Portfolio			Short Duration Portfolio

			Expenses			Expenses
	Beginning	Ending	Paid for the	Beginning	Ending	Paid for the
	Account	Account	6 months	Account	Account	6 months
	Value	Value	ended	Value	Value	ended
	3/1/18	8/31/18	8/31/18*	3/1/18	8/31/18	8/31/18*
TCU Shares
Actual	$1,000.00	$1,009.50	$2.08	$1,000.00	$1,009.70	$2.03
Hypothetical 5% Return	1,000.00	1,023.14+	2.09	1,000.00	1,023.19+	2.04
Investor Shares
Actual	1,000.00	1,009.30	2.23	1,000.00	1,009.60	2.23
Hypothetical 5% Return	1,000.00	1,022.99+	2.24	1,000.00	1,022.99+	2.24
_______________

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period). The annualized net expense ratios for the period were 0.41% and 0.40% for the Ultra-Short Duration Government Portfolio and Short Duration Portfolio’s TCU Shares, respectively, and 0.44% and 0.44% for the Ultra-Short Duration Government Portfolio and Short Duration Portfolio’s Investor Shares, respectively.

+	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

TRUST FOR CREDIT UNIONS
Additional Information (Unaudited) (continued)	August 31, 2018

Trustees and Officers (unaudited)1

				Number of
				Portfolios
		Term of		in Fund	Other
		Office and		Complex	Directorships
	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Held by
Name, Age and Address[1]	with Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Trustee[4]
Independent Trustees

Rudolf J. Hanley	Trustee	Since	President and Chief Executive Officer,	2	None
Age: 75		2003	SchoolsFirst Federal Credit Union
			(1982-2014).

Stanley C. Hollen	Trustee	Since	Chief Executive Officer, Co-Op	2	None
Age: 68		2007	Financial Services (credit
			union-owned payments CUSO)
			(2005-2016); President and Chief
			Executive Officer, Liberty Enterprises
			(credit union-focused check printer,
			payments provider) (September 2003-
			2005); President and Chief
			Executive Officer, Golden 1 Credit
			Union (1984-2002).

Gary Oakland	Trustee	Since	President and Chief Executive	2	None
Age: 65		1999	Officer, Boeing Employees Credit
			Union (July 1986-2012).

Julie A. Renderos	Vice Chair	Since	Executive Vice President/Chief	2	None
Age: 42	and Lead	2015	Financial Officer (since 2012),
	Independent		Senior Vice President/Finance
	Trustee		(2007-2012), Suncoast Credit Union.

Wendell A. Sebastian	Trustee	Since	Executive Director, National Credit	2	None
Age: 74		1989	Union Foundation (2010-2013);
			President and Chief Executive Officer,
			GTE Federal Credit Union
			(1998-2009).

Michael D. Steinberger	Trustee	Since	Associate Professor of Economics	2	None
Age: 41		2015	(since 2011), Assistant Professor
			of Economics (2004-2011) Pomona
			College; Dean (2011-Present),
			Associate Dean (2006-2011) and
			Chief Academic Officer (2016-Present),
			Western CUNA Management School.
Interested Trustees

James F. Regan[5]	Chair and	Since	President and Chief Executive Officer	2	None
Age: 52	Trustee	2013	(since 2009) and Vice President and
			Chief Financial Officer (1996-2008),
			Digital Federal Credit Union.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Callahan Credit Union Financial Services LLLP, 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036-5504.
[2]
Except in the event of resignation or removal, each Trustee holds office until the next meeting of shareholders called for the purpose of electing Trustees, and until the election and qualification of his successor.

[3]	The Fund Complex includes all registered investment companies that are advised by ALM First or one of its affiliates.
[4]	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
[5]	Mr. Regan is considered an interested Trustee of the Trust because his principal employer, Digital Federal Credit Union, has a business relationship with the investment adviser for a number of years.

TRUST FOR CREDIT UNIONS
Additional Information (Unaudited) (continued)	August 31, 2018

Trustees and Officers (unaudited) (continued)

Information pertaining to the officers of the Fund is set forth below.

Term of Office
	Position(s) Held	and Length of
Name, Age and Address	with Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
Officers of the Fund

Jay E. Johnson, 50	President and	Since 2013	Executive Vice President, CFS (2001-Present).
1001 Connecticut Ave., N.W.	Treasurer	and 2008
Suite 1001
Washington, D.C. 20036

Jonathan K. Jeffreys, 39	Vice President	Since 2008	Vice President, CFS (2001-Present).
1001 Connecticut Ave., N.W.	and Assistant	and 2013
Suite 1001	Treasurer
Washington, D.C. 20036

Michael P. Malloy, 59	Secretary	Since 2016	Partner (1993-Present), Drinker Biddle & Reath LLP (law firm).
Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996

Salvatore Faia, 55, JD, CPA, CFE	Chief	Since 2008	President, Vigilant Compliance, LLC (investment
Vigilant Compliance, LLC	Compliance		management services company) (2008-Present);
Gateway Corporate Center	Officer		President (since 2009) and Chief Compliance Officer
Suite 216			(since 2004), The RBB Fund, Inc (registered investment
22 Wilmington West Chester Pike			company) (2004-Present); Independent Trustee of EIP
Chadds Ford, PA 19317			Investment Trust (registered investment company)
(2005-Present).

[1]	Each officer is elected by the Board of Trustees of the Trust and holds office at the pleasure of the Board of Trustees or until his or her successor shall have been duly elected and qualified.

(This Page Intentionally Left Blank.)

Trustees
James F. Regan, Chair
Julie A. Renderos, Vice Chair
Rudolf J. Hanley
Stanley Hollen
Gary Oakland
Wendell A. Sebastian
Michael D. Steinberger

Officers
Jay E. Johnson, President and Treasurer
Jonathan K. Jeffreys, Vice President and Assistant Treasurer
Michael P. Malloy, Secretary
Salvatore Faia, JD, CPA, Chief Compliance Officer

Administrator
Callahan Credit Union Financial Services
Limited Liability Limited Partnership

Investment Adviser
ALM First Financial Advisors, LLC

Administrative & Fund Accounting Agent
U.S. Bancorp Fund Services, LLC

Transfer Agent
U.S. Bancorp Fund Services, LLC

Distributor
Callahan Financial Services, Inc.

Independent Registered Public Accounting Firm
Tait,Weller & Baker LLP

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics").

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Julie A. Renderos is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services for the Trust for Credit Unions*: Table 1 Items 4(a) - 4(d).

	FYE 8/31/2018	FYE 8/31/2017	Description of Services Rendered
Audit Fees	$68,000	$68,000	Financial Statement Audits
Audit-Related Fees	$0	$0
Tax Fees	$8,000	$8,000	Tax compliance services provided in connection with the preparation and review of the registrant's tax returns
All Other Fees	$0	$0

Table 2 - Items 4(b), (c) & (d). Non-Audit Services to the Trust for Credit Unions' service affiliates** that were pre-approved by the Trust for Credit Unions' Audit Committee pursuant to Rule 2-0l(c)(7)(ii) of Regulation S-X.

	FYE 8/31/2018	FYE 8/31/2017
Audit Fees	$0	$0
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

* Tait Weller & Baker LLP served as the registrant's principal accountant for the fiscal years ended August 31, 2018 and August 31, 2017.
** These include the advisers and any entity controlling, controlled by or under common control with the advisers that provides ongoing services to the registrant (hereinafter referred to as "service affiliates").

(e)(1)   Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Non-Audit Services Provided to the Portfolios of the Trust for Credit Unions. The Audit and Non-Audit Services Pre-Approval Policy (the "Policy") adopted by the Audit Committee of the Trust for Credit Unions ("TCU") sets forth the procedures and the conditions pursuant to which services performed by the independent auditor for TCU may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission's rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditor during the fiscal year in which the services are provided; (2) such services were not  recognized by TCU at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to TCU's Investment Adviser. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to TCU, the Audit Committee will pre-approve those non-audit services provided to TCU's investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to TCU) where the engagement relates directly to the operations or financial reporting of TCU.

(e)(2)  None of the services described in the Registrant's response to paragraphs (b) through (d) of ltem 4 were approved by the Registrant's Audit Committee pursuant to the "de minimis" exception of Rule 2-0l(c)(7)(i)(C) of Regulation S-X

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for the fiscal year ended August 31, 2018 and $0 for the fiscal year ended August 31, 2017.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed on November 2, 2017.

(2) Certification pursuant to Rule 30a-2(a) under the 1940 Act and pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Credit Unions

By (Signature and Title)*     /s/Jay E. Johnson
 Jay E. Johnson, President & Treasurer
(principal executive officer and principal financial officer)

Date    October 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Jay E. Johnson
Jay E. Johnson, President & Treasurer
(principal executive officer and principal financial officer)

* Print the name and title of each signing officer under his or her signature